UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2013

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2013, Castle Brands Inc., a Florida corporation (the "Company"), entered into an Equity Distribution Agreement (the "Distribution Agreement") with Barrington Research Associates, Inc. ("Barrington"), as sales agent, under which the Company may issue and sell over time and from time to time, to or through Barrington, shares (the "Shares") of its common stock, $0.01 par value per share ("Common Stock") having a gross sales price of up to $6.0 million.

Sales of the Shares pursuant to the Distribution Agreement, if any, may be effected by any method permitted by law deemed to be an "at-the-market" offering as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation directly on the NYSE MKT LLC or any other existing trading market for the Common Stock or through a market maker, up to the amount specified, and otherwise to or through Barrington in accordance with the placement notices delivered by the Company to Barrington. Also, with the prior consent of the Company, some or all of the Common Stock issued pursuant to the Distribution Agreement may be sold in privately negotiated transactions. Under the Distribution Agreement, Barrington will be entitled to compensation of 2.0% of the gross proceeds from the sale of all of the Shares sold through Barrington, as sales agent, pursuant to the Distribution Agreement. Also, the Company will reimburse Barrington for certain expenses incurred in connection with the matters contemplated by the Distribution Agreement, up to an aggregate of $50,000, plus up to an additional $7,500 per calendar quarter related to ongoing maintenance; provided, however, that such reimbursement amount shall not exceed 8% of the aggregate gross proceeds received by the Company under the Distribution Agreement.

The Shares sold pursuant to the Distribution Agreement will be issued pursuant to a prospectus dated August 12, 2011, as supplemented by a prospectus supplement dated November 14, 2013, in each case filed with the Securities and Exchange Commission (the "Commission") pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-176005) (the "Registration Statement") which was initially filed with the Commission on August 3, 2011 and declared effective on August 12, 2011. Interested investors should read the Registration Statement and all documents incorporated therein by reference. The Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Distribution Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

The Distribution Agreement has been included to provide investors and security holders with information regarding its terms and conditions. The representations, warranties and covenants contained in the Distribution Agreement were made only for purposes of that agreement and as of specific dates, and were solely for the benefit of the parties to the Distribution Agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Distribution Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities. The Registration Statement relating to these securities has been filed with the Commission and is effective. Copies of the prospectus supplement and accompanying prospectus relating to the offering of the Shares may be obtained when available by contacting Barrington Research Associates, Inc., 169 North Clark St., Suite 2950, Chicago, Illinois 60601, Telephone: (312) 634-6000 or by visiting EDGAR on the Commission’s website at www.sec.gov.

Also on November 14, 2013, the Company and Castle Brands (USA) Corp., a Delaware corporation and a wholly owned subsidiary of the Company, entered into a Fifth Amendment, Waiver and Consent (the "Amendment") to that certain Loan and Security Agreement, dated as of August 19, 2011 (as amended, the "Loan Agreement"), with Keltic Financial Partners II, LP, a Delaware limited partnership, in order to, among other things, amend certain terms of the Company’s existing $8,000,000 revolving facility and $4,000,000 term loan with Keltic to provide for the issuances of letters of credit under the Loan Agreement. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

On November 14, 2013, Greenberg Traurig, P.A. delivered to the Company an opinion with respect to the validity of the Common Stock (the "Opinion"). The Opinion and consent of Greenberg Traurig, P.A. are being filed herewith as Exhibit 5.1 and Exhibit 23.1, respectively, to this Current Report on Form 8-K, and are thereby automatically incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-176005), in accordance with the requirements of Item 601(b) of Regulation S-K.

(d) Exhibits.

Exhibit No. Exhibit Description

1.1 Equity Distribution Agreement, dated November 14, 2013, between Castle Brands Inc. and Barrington Research Associates, Inc., as sales agent.

5.1 Opinion of Greenberg Traurig, P.A., regarding validity of the common stock to be issued.

10.1 Fifth Amendment, Waiver and Consent to Loan and Security Agreement, dated as of November 14, 2013, between Castle Brands Inc., Castle Brands (USA) Corp. and Keltic Financial Partners II, LP.

23.1 Consent of Greenberg Traurig, P.A. (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

November 14, 2013	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: Senior Vice President, CFO, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated November 14, 2013, between Castle Brands Inc. and Barrington Research Associates, Inc., as sales agent.
5.1	Opinion of Greenberg Traurig, P.A. regarding validity of the common stock to be issued.
10.1	Fifth Amendment, Waiver and Consent to Loan and Security Agreement, dated as of November 14, 2013, between Castle Brands Inc., Castle Brands (USA) Corp. and Keltic Financial Partners II, LP.